SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 2004


                         21ST CENTURY TECHNOLOGIES, INC.
             ______________________________________________________

             (Exact name of registrant as specified in its charter)


           Nevada                   000-29209                    48-1110566
________________________________________________________________________________
(State or other jurisdiction       (Commission                 (I.R.S Employer
     of incorporation)             File Number)              Identification No.)


                            2700 W. Sahara Boulevard
                                    Suite 440
                                Las Vegas, Nevada
                                      89102
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (702) 248-1588

ITEM 12.  EARNINGS PREDICTION.

Attached as an exhibit to this 8-K is the text of a press release issued March 22, 2004


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        21st CENTURY TECHNOLOGIES, INC.
                                                 (Registrant)



Dated:  March 22, 2004                 By: /s/ ARLAND D. DUNN
                                             _________________________
                                             Arland D. Dunn
                                             Chairman, President and CEO


                                  Exhibit Index

        99.1 Press release issued by the registrant dated March 22, 2004.